UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CONOLOG CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876
(908) 722-8081

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 24, 2012

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Conolog Corporation a Delaware corporation (together with its subsidiaries, “Company”, “Conolog”, “we”, “us” or “our”), which will be held on January 24, 2012, at 2:00 P.M. at the Company’s headquarters located at 5 Columbia Road, Somerville, New Jersey 08876 for the following purposes:

1.	To elect six directors to hold office for a one year term and until each of their successors are elected and qualified.

2.	To ratify the appointment of Wolinetz, Lafazan & Company, CPA’s, P.C. (“Wolinetz”) as our independent registered public accounting firm for the fiscal year ending July 31, 2012.

3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended July 31, 2011, is enclosed with this Proxy Statement.

The Board of Directors has fixed the close of business on November 28, 2011, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at our executive offices located at 5 Columbia Road, Somerville, New Jersey 08876.

By Order of the Board of Directors

/s/ Robert Benou

Robert Benou
Chief Executive Officer, Chairman,
Chief Financial Officer

January 3, 2012
Somerville, New Jersey

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held January 24, 2012. This Proxy Statement to the Shareholders will be available at www.cstproxy.com/conolog/2012.

CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 24, 2012

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

GENERAL

This Proxy Statement is being furnished to the shareholders of Conolog Corporation (together with its subsidiaries, “Company”, “Conolog”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at the Company’s headquarters located at 5 Columbia Road, Somerville, New Jersey 08876 on January 24, 2012, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to Conolog’s shareholders on or about December 30, 2011.

VOTING SECURITIES

Only shareholders of record as of the close of business on November 28, 2011 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 17,569,452 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 231 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that one third of all shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

VOTING OF PROXIES

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 5 Columbia Road, Somerville, New Jersey 08876, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

REQUIRED VOTE

Assuming the presence of a quorum at the Annual Meeting:

•	Directors shall be elected by a plurality of the votes cast; and

•

The affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is required to approve Wolinetz, Lafazan & Company, CPA’s, P.C. (“Wolinetz”) as the Company’s auditors for the 2012 fiscal year.

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” Proposals 1and 2 (to elect the Board’s nominees to the Board of Directors and to ratify the selection of Wolinetz as the Company’s independent auditors for the 2012 fiscal year).

SHAREHOLDERS LIST

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 5 Columbia Road, Somerville, New Jersey 08876 so that stockholders of record may inspect the list only for proper purposes.

EXPENSES OF SOLICITATION

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of January 3, 2012, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The applicable percentage of ownership at January 3, 2012 is based on 18,934,440 shares issued and outstanding.

Name and Address (1)	Beneficial Relationship to Company	Outstanding Common Stock	Percentage of Ownership Common Stock

Robert S Benou,	CEO, Chairman,
	Chief Financial,
	Officer, Director	720,027	3.80%

Marc R. Benou	President, Chief
	Operating Officer,
	Secretary and
	Director	471,250	2.49%

Louis Massasd	Director	37,500	0.20%

Edward J. Reilly	Director	—	—

David M. Peison	Director	64,250	0.34%

Michael Horn	Director	—	—

Officers and Directors Total	6	1,293,027	6.83%

(1)	Unless otherwise indicated, the address of each beneficial owner listed above is c/o Conolog Corporation 5 Columbia Road, Somerville, NJ 08876.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The persons named in the accompanying proxy will vote for the election of the following six persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All six nominees have consented to serve as directors if elected.

Name	Age	Position with the Company	Director Since

Robert S. Benou	76	Chairman, Chief Executive	1968
		Officer, Chief Financial
		Officer, and Director

Marc R. Benou	42	President, Chief Operating	1995
		Officer, Secretary and Director

Louis S. Massad	74	Director	1995

Edward J. Rielly	42	Director	1998

David M. Peison	42	Director	2004

Michael Horn	58	Director	2011

Robert S. Benou

Robert S. Benou has been the Company’s Chairman and Chief Executive Officer since May 1, 2001 and a Director of the Company since 1968. He is also the Company’s Chief Financial Officer. From 1968 until May 1, 2001, he served as the Company’s President. Mr. Benou is responsible for material purchasing and inventory control. From June 2001 until August 2005, Mr. Benou served as a director of Henry Bros. Electronics, Inc. (formerly known as Diversified Security Solutions, Inc.), a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government agencies. Mr. Benou also served as a member of the Board of Directors of eXegenics Inc. from February 2004 to December 2006. The common stock of eXegenics Inc. is traded on the OTC Bulletin Board. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou, the Company’s President, Chief Operating Officer, and Secretary. Mr. Benou’s experience as the Company’s chief executive officer led to the conclusion that Mr. Benou should serve on the Board of Directors, given the Company’s business and structure.

Marc R. Benou

Marc R. Benou has been the Company’s President and Chief Operating Officer since May 1, 2001 and a Director of the Company since 1995. Mr. Benou joined the Company in 1991 and is responsible for new product development and supervision of sales and marketing. From March 1995 until May 1, 2001, he served as Vice President. Mr. Benou has been on the company’s Board and has served as the Company’s assistant secretary since March 1995. Mr. Benou attended Lehigh University and High Point University and holds a BS degree in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Company’s Chairman and Chief Executive Officer. Mr. Benou’s experience as the Company’s president and chief operating officer led to the conclusion that Mr. Benou should serve on the Board of Directors, given the Company’s business and structure.

Louis S. Massad

Louis S. Massad has been a Director of the Company since April 1995. Mr. Massad was Chief Financial Officer and a Director of Henry Bros. Electronics, Inc. (formerly known as Diversified Security Solutions, Inc.), from 2000 until August 2003. From 1997 to 2000, Mr. Massad was a consultant to Diversified Security Solutions, Inc. From 1986 to 1997, Mr. Massad was a Vice President, Chief Financial Officer and Director of Computer Power Inc. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York. Mr. Massad’s business management and financial experience and knowledge led to the conclusion that Mr. Massad should serve on the Board of Directors, given the Company’s business and structure.

Edward J. Rielly

Edward J. Rielly has been a Director of the Company since January 1998. Mr. Rielly is a Senior Application Developer with Household International, a financial corporation. From March 2000 to November 2001, Mr. Rielly was a Senior Consultant with Esavio Corporation. From February 1998 to February 2000, Mr. Rielly was an Application Developer with Chubb Corporation. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science. Mr. Rielly’s technical experience and knowledge led to the conclusion that Mr. Rielly should serve on the Board of Directors, given the Company’s business and structure.

David M. Peison

David M. Peison has been a Director of the Company since October 2004. Since 2005, Mr. Peison has been vice president with the emerging markets division of HSBC. From 2002 until 2005, Mr. Peison was with Deutsche Bank’s global markets division in New York City. From 1992 to 2000, Mr. Peison was in a Private Law Practice in Florida and New York City. Mr. Peison holds an MBA from Emory University in Atlanta, Ga., a JD from The Dickinson School of Law of Pennsylvania State University and is admitted to the Florida, New York and Massachusetts Bars. Mr. Peison obtained his BA degree from Lehigh University in Bethlehem, Pa. Mr. Peison’s business management and financial experience and knowledge led to the conclusion that Mr. Peison should serve on the Board of Directors, given the Company’s business and structure.

Michael Horn

Michael Horn has over 30 years of experience in Information Technology senior management. Mr. Horn has served as the Managing and Operating Partner of VAR Direction LLC, a management and financial consulting firm, from 2002 through the present. Mr. Horn served as Chief Executive Officer of AccountMate Software, Division of Softline, N.A., a publisher of accounting software, from 2001 to 2002. From 1980 through 2001, Mr. Horn was the Chief Executive Officer of MIBAR Computer Services, a value added reseller and developer of software. Mr. Horn’s business management and information technology experience and knowledge led to the conclusion that Mr. Horn should serve on the Board of Directors, given the Company’s business and structure.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has appointed Wolinetz, Lafazan & Company, CPA’s, P.C. (“Wolinetz”) as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending July 31, 2012. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

Wolinetz will audit our consolidated financial statements for the fiscal year ended July 31, 2012.

Our consolidated financial statements for the fiscal year ended July 31, 2010 were audited by our former registered public accounting firm, WithumSmith+Brown, PC (“WSB”). On July 23, 2010, the Company engaged WSB to serve as the Company’s independent registered public accounting firm. On March 3, 2011, the Company dismissed WSB, and engaged Wolinetz as the Company’s independent registered public accounting firm. The decision to dismiss WSB and engage Wolinetz was approved by the audit committee of the Company’s board of directors on March 3, 2011.

The report of WSB on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the report expressed substantial doubt about the Company’s ability to continue as a going concern.

During our two most recent fiscal years and through the date of dismissal, the Company had no disagreements with WSB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WSB, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

In the event shareholders fail to ratify the appointment of Wolinetz, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF WOLINETZ AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CORPORATE GOVERNANCE

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended July 31, 2011, the Board of Directors held three meetings and acted by written consent in lieu of a meeting on three occasions.

The Company has an Audit Committee, which consists of Messrs. Louis S. Massad, Edward J. Rielly and David M. Peison. The Company’s Board of Directors has adopted a written charter for the Audit Committee (attached hereto as Appendix A). The Audit Committee has the obligations specified in the Audit Committee charter. The Audit Committee did not meet during the fiscal year ended July 31, 2011 and acted by written consent in lieu of a meeting on two occasions. The Board of Directors believes that Messrs. Massad, Peison and Reilly are independent as defined in NASDAQ Rule 5605. The Board of Directors has determined that Mr. David M. Peison meets the requirements adopted by the Securities and Exchange Commission (the “SEC”) for qualification as an “Audit Committee Financial Expert”.

The Company has a Nominating Committee, which is comprised of Louis S. Massad and Edward J. Rielly. The Company’s Board of Directors has adopted a written charter for the Nominating Committee (attached hereto as Appendix B). The Nominating Committee is responsible for (i) reviewing the appropriate size, function and needs of the Board of Directors, (ii) developing the Board’s policy regarding tenure and retirement of directors, (iii) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof, and (iv) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board. Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating Committee did not meet during the fiscal year ended July 31, 2011.

COMMUNICATING WITH OUR DIRECTORS

We have adopted a policy regarding shareholder communications with directors. Pursuant to that policy, shareholders who wish to communicate with the Board of Directors or with specified members of the Board of Directors should do so by sending any communication to Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

EXECUTIVE OFFICERS

The executive officers of the Company are Robert S. Benou, Chairman, Chief Executive Officer, and Chief Financial Officer, and Marc R. Benou, President, Chief Operating Officer and Secretary, biographical information as to each of whom is set forth above.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation paid to and accrued by each executive officer during the prior three fiscal years:

	Long Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Comp.	Restricted Stock Awards	Securities Underlying Options / SARs	LTIP Payouts	Other
Robert Benou	2011	$439,167	$—	$—	—	$—	$—	$12,000	*
Chief Executive Officer
Chief Financial Officer, Director	2010	$259,749	$—	$—	403,200	$—	$—	$28,000	*

	2009	$110,833	$—	$—	—	$—	$—	$16,000	*

Mark Benou	2011	$252,200	$—	$—	—	$—	$—	$—
President, COO, Secretary,
Director
	2010	$238,200	$—	$—	403,200	$—	$—	$—

	2009	$208,516	$—	$—	—	$—	$—	$—

*	Car allowance

Name	Option Awards					Stock Awards

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying of Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Robert Benou	0	0	0	0	0	0	0	0	0

Marc Benou	0	0	0	0	0	0	0	0	0

Employment Agreements

Mr. Robert Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms, renews for one-year terms until cancelled by either the Company or Mr. Benou. Mr. Benou’s annual base salary as of July 31, 2011 was $450,000 ((a) actual 2011 salary drawn was $0, (b) $105,000 has been forgiven by Mr. Benou and he does not hold the Company liable for this amount, (c) $334,167 has been accrued for potential payment in the future). Mr. Benou’s annual base salary increases by $20,000 annually on January 1st of each year. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company’s annual “income before income tax provision” as stated in its annual Form 10-K. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as; life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and the employee may be terminated by the Company for cause.

Mr. Marc Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms, renews for one-year terms until cancelled by either the Company or Mr. Benou. Mr.

Benou’s annual base salary as of July 31, 2011 was $260,200 ((a) actual 2011 salary drawn was $63,842, (b) $19,208 has been forgiven by Mr. Benou and he does not hold the Company liable for this amount, (c) $169,150 has been accrued for potential payment in the future). He receives annual increases of $6,000 on January 1st of each year. Mr. Benou is entitled to an annual bonus equal to 3% of the Company’s annual “income before income tax provision” as stated in its annual Form 10-K. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as; life, health, pension, profit sharing and other plans. Under the employment agreement, employment is terminated upon death or disability of the employee and employee may be terminated by the Company for cause.

COMPENSATION OF DIRECTORS

No director of the Company receives any cash compensation for their services as such, but directors may receive stock options pursuant to the Company’s stock option plan and grants of the Company’s common stock. Currently, the Company has four directors who are not employees, Messrs. Michael Horn, Louis Massad, David Peison and Edward Rielly. No cash or stock compensation has been granted to any director during the year ended July 31, 2011.

RISK MANAGEMENT

The Company does not believe risks arising from its compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended July 31, 2011, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CONTROL PERSONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the company as a whole. Our code of ethics establishes requirements of our officers regarding conflicts of interest. Any violation of our code of ethics must be reported to the Company’s chief operating officer or any member of the Company’s Board of Directors.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fee

WSB billed the Company in the aggregate amount of $397,475 for professional services rendered for their audit of our annual financial statements for the fiscal year ended July 31, 2010, the restatement of the financial statements for fiscal year ended July 31, 2009, including the opening balances as of August 1, 2008 and restatement of unaudited quarterly financial statements for the fiscal year ended July 31, 2010 and 2009, also included was their review of the financial statements included in our Form 10-Q for the period ended October 31, 2010. Wolinetz billed the Company in the aggregate amount of $45,088 for professional services rendered for their audit of our annual financial statements for the fiscal year ended July 31, 2011 and their review of the financial statements included in our Forms 10-Q for the periods ended January 31, 2011 and April 30, 2011.

Audit-Related Fees

No fees were billed during the years ended July 31, 2011 and 2010 for assurance and related services by either WSB or Wolinetz that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees

No fees were billed during the years ended July 31, 2011 and 2010 for tax compliance, tax advice, or tax planning services by either WSB or Wolinetz that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above.

All Other Fees

No fees were billed to the Company by WSB or Wolinetz during the years ended July 31, 2011 and 2010 for services not described above.

It is the policy of the Company’s Board of Directors that all services other than audit, review or attest services, must be pre-approved by the Board of Directors. All of the services described above were approved by the Board of Directors.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

SHAREHOLDER PROPOSALS

Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than September 11, 2012.

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before September 11, 2012. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than September 11, 2012. If a shareholder who wishes to present a proposal fails to notify us by September 11, 2012, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

By Order of the Board of Directors,

/s/ Robert Benou

Robert S. Benou
Chairman & Chief Executive Officer

APPENDIX A

CONOLOG CORPORATION
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I. Purpose

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

          1. Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

          2. Review and appraise the audit efforts of the Corporation’s independent accountants.

          3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

          The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. Composition

          The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors. An independent director means a person other than an officer or other employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director shall not be considered independent if, among other things, he or she has:

•	been employed by the Corporation or its affiliates in the current or past three years;
•

accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

•	an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;
•

been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation’s securities) that exceed five percent of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

•	been employed as an executive of another entity where any of the Corporation’s executives serve on that entity’s compensation committee.

          All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

          The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Meetings

          The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with Section IV.3 below.

IV. Responsibilities

           To fulfill its responsibilities and duties the Audit Committee shall:

     Documents/Reports Review

          1. Review and update this Charter periodically, at least annually, as conditions dictate.

          2. Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

          3. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     Independent Accountants

          4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

          5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

     Financial Reporting Process

          7. In consultation with the independent accountants, review the integrity of the Corporation’s financial reporting process, both internal and external.

          8. Consider the independent accountant’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied to its financial reporting.

          9. Consider and approve, if appropriate, major changes to the Corporation’s accounting principles and practice as suggested by the independent accountants or management.

     Process Improvement

          10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

          11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

          13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     Ethical and Legal Compliance

          14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Ethical Code.

          15. Review managements’ monitoring of the Corporation’s compliance with the Corporation’s Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

          16. Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

          17. Review with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

          18. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or Board deems necessary or appropriate.

APPENDIX B

NOMINATING COMMITTEE CHARTER
of the Nominating Committee
of Conolog Corporation

          This shall be the Nominating Committee Charter of Conolog Corporation (‘the Company’).

I. Purpose

          The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board of the Company”) is to assist the Board in discharging the Board’s responsibilities regarding:

          (a) Reviewing the appropriate size, function and needs of the Board of Directors;

          (b) developing the Board’s policy regarding tenure and retirement of directors;

          (c) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof and

          (d) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board

          In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II. Membership

          The Committee shall be composed of two directors, as determined by the Board, each of whom have never been employed by the Company and each of whom (a) satisfies the independence requirements of the NASDAQ, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

          The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III. Meetings and Procedures

          The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company’s bylaws that are applicable to the Committee.

          The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

          All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

          The Committee may retain any independent counsel, experts or advisors that the Committee believes to be desirable and appropriate. The Committee may also use the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

          The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV. Duties and Responsibilities

          1. (a) At an appropriate time prior to each annual meeting of shareholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

          (b) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

          (c) For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

(i)	personal and professional integrity, ethics and values;

(ii)	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

(iii)	experience in the Company’s industry and with relevant social policy concerns;

(iv)	experience as a board member of another publicly held company;

(v)	academic expertise in an area of the Company’s operations; and

(vi)	practical and mature business judgment.

          2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

          3. In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company’s certificate of incorporation and bylaws.

          4. The Committee shall oversee the Board in the Board’s annual review of its performance (including its composition and organization), and will make appropriate recommendations to improve performance.

          5. The Committee shall develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company’s security holders and procedures for submission by security holders of director nominee recommendations.

          6. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

          7. The Committee shall periodically report to the Board on its findings and actions.

          8. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V. Delegation of Duties

          In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s certificate of incorporation, bylaws and applicable law and rules of markets in which the Company’s securities then trade.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY
CONOLOG CORPORATION

ANNUAL MEETING OF SHAREHOLDERS — JANUARY 24, 2012

          The undersigned shareholder of Conolog Corporation (the “Company”) hereby appoints Robert S. Benou and Marc R. Benou and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on November 28, 2011 at the Annual Meeting of Shareholders of the Company to be held at the Main Conference Room of Conolog Corporation, 5 Columbia Road, Somerville, N.J. 08876, on the Tuesday, January 24, 2012, at 2:00 p.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. BUT IF NO CHOICES ARE INDICATED. THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE BELOW PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.

Please mark boxes [•] or [X] In blue or black Ink	☒

1.	Election of Directors				FOR	WITHHOLD AUTHORITY
	(To withhold authority to vote for an individual nominee, strike through the nominee’s name below)				☐	☐
	01 02	Robert S. Benou Marc R. Benou	03 04	Louis S. Massad Edward J. Rielly	05 06	David S. Peison Michael Horn

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the selection of Wolinetz, Lafazan, C.P.A. as the Company’s independent auditors for the fiscal year ending July 31, 2012.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.	☐	☐	☐

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature _____________________________________________________Signature _______________________________________________________ Date _____________, 2012.

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]